EXHIBIT 32
                                  CERTIFICATION

         The undersigned certifies pursuant to 18 U.S.C. ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date:  November 12, 2003                       /s/ Bernard P. Aldrich
            -----------------                       ----------------------
                                                    President and Chief
                                                    Executive Officer


     Date:  November 12, 2003                       /s/ Robert M. Wolf
            -----------------                       ------------------
                                                    Chief Financial Officer



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